August 28, 2017

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-65409

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-59861

Ladies and Gentlemen:

We have transmitted to contract owners the semiannual reports for the period ended June 30, 2017 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.

Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409

1940 Act Number
American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Capital Appreciation Fund—Class I Shares
• American Century VP Large Company Value Fund—Class I Shares
• American Century VP Mid Cap Value Fund—Class I Shares
• American Century VP Ultra® Fund—Class I Shares
BlackRock Variable Series Funds, Inc.	811-03290
• BlackRock Basic Value V.I. Fund—Class I Shares
• BlackRock Global Allocation V.I. Fund—Class I Shares
• BlackRock High Yield V.I. Fund—Class I Shares
• BlackRock Government Money Market V.I. Fund—Class I Shares
Deutsche Investments VIT Funds	811-07507
• Deutsche Small Cap Index VIP—Class A
Dreyfus Investment Portfolios	811-08673
• Dreyfus IP Technology Growth Portfolio—Initial Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Initial Shares	811-07044
Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719
Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Appreciation Portfolio—Initial Shares
• Dreyfus VIF Growth and Income Portfolio—Initial Shares
• Dreyfus VIF Government Money Market Portfolio
• Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco V.I. American Value Fund—Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Government Securities Fund—Series I Shares
• Invesco V.I. Mid Cap Growth Fund—Series I Shares
Janus Aspen Series	811-07736
• Janus Aspen Balanced Portfolio—Institutional Shares
• Janus Aspen Enterprise Portfolio—Institutional Shares
• Janus Aspen Forty Portfolio—Institutional Shares
• Janus Aspen Overseas Growth Portfolio—Service Shares
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
• Morgan Stanley VIF Core Plus Fixed Income Portfolio—Class I Shares
• Morgan Stanley VIF U.S. Real Estate Portfolio—Class I Shares
Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
• Oppenheimer Main Street Fund®/VA—Non-Service Shares
PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT High Yield Portfolio—Administrative Class
• PIMCO VIT Real Return Portfolio—Administrative Class
Janus Aspen Series	811-07736
• Janus Aspen Global Research Portfolio—Institutional Shares (closed)